Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. Section 1350, AS

ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of CytoSorbents Corporation (the “Company”) for the quarterly period ended June 30, 2025, as filed with the Securities and Exchange Commission (the “Report”), I, Peter J. Mariani, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Signature	Title	Date

/s/ Peter J. Mariani	Chief Financial Officer	August 7, 2025
Peter J. Mariani	(Principal Financial and Accounting Officer)